UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

FIRST COMMUNITY FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in its charter)

333-185041
333-185043
Illinois	333-185044	20-4718752
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2801 Black Road, Joliet, IL	60435
(Address of Principal Executive Offices)	(Zip Code)

(815) 725-0123
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Offers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On July 1, 2014, Roger D’Orazio resigned from the board of directors (the “Board”) of First Community Financial Partners, Inc. (the “Company”), effective immediately. Mr. D’Orazio served on the Board since 2006 and served on the board of directors of First Community Bank of Joliet from 2004 to 2013. Mr. D’Orazio informed the Company that his decision to retire was based on personal and professional considerations and did not involve any disagreement with the Company. The Board is currently assessing whether it will consider candidates to fill the vacancy created by Mr. D’Orazio’s resignation or eliminate such vacancy by resolving to reduce the size of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY FINANCIAL PARTNERS, INC.

Dated: July 3, 2014                    /s/ Glen L. Stiteley

Glen L. Stiteley
Executive Vice President and Chief Financial Officer